UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2006

MAGNETEK, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10233	95-3917584
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10900 Wilshire Boulevard, Suite 850, Los Angeles, CA  90024
(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 689-1610

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On April 20, 2006, MagneTek, Inc. (the “Company”) entered into a second amendment (the “Second Revolving Credit Agreement Amendment”) to its Credit Agreement, dated as of September 30, 2005 and as amended as of November 29, 2005 (as amended, the “Revolving Credit Agreement”), among the Company, certain subsidiaries of the Company party thereto, the lenders from time to time party thereto (the “Revolving Lenders”) and Wells Fargo Foothill, Inc., as administrative agent for the Revolving Lenders and on April 24, 2006, the Company entered into a second amendment (the “Second Term Credit Agreement Amendment”, and together with the Second Revolving Credit Agreement Amendment, the “Second Amendments’) to its Financing Agreement, dated as of September 30, 2005 and as amended as of November 29, 2005 (as amended, the “Term Credit Agreement”, and together with the Revolving Credit Agreements, the “Credit Agreements”), among the Company, certain subsidiaries of the Company party thereto, the lenders from time to time party thereto (the “Term Lenders”) and Ableco Finance LLC, as collateral agent and administrative agent for the Term Lenders.

The Second Revolving Credit Agreement Amendment and the Second Term Credit Agreement Amendment included amendments to (i) extend the period in which the Company is required to complete a sale of the assets or capital stock of Magnetek ADS Power, Inc. (“Magnetek ADS”) until September 30, 2006, (ii) increase the leverage ratio (as defined in the Credit Agreements) permitted as of March 31, 2006 and June 30, 2006, (iii) decrease the fixed charge coverage ratio (as defined in the Credit Agreements) required for the nine months ended March 31, 2006 and the twelve months ended June 30, 2006 and (iv) decrease the amount of EBITDA (as defined in the Credit Agreements) required for the twelve months ended March 31, 2006 and June 30, 2006. Each of the Amendments also contains a waiver of default in respect of the sale of Magnetek ADS.

A copy of the Second Revolving Credit Agreement Amendment is filed herewith as Exhibit 9.01 and incorporated herein by reference and a copy of the Second Term Credit Agreement Amendment is filed herewith as Exhibit 9.02 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

9.01

Second Amendment to Credit Agreement and Waiver dated as of April 20, 2006, among the Company, certain subsidiaries of the Company party thereto, the lenders party thereto and Wells Fargo Foothill, Inc., as administrative agent

9.02

Amendment No. 2 to Financing Agreement dated as of April 24, 2006, among the Company, certain subsidiaries of the Company party thereto, the lenders party thereto and Ableco Finance LLC, as collateral agent and administrative agent

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNETEK, INC.

Date: April 26, 2006	By:	/s/ David P. Reiland
David P. Reiland
Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description of Exhibit
9.01

Second Amendment to Credit Agreement and Waiver dated as of April 20, 2006, among the Company, certain subsidiaries of the Company party thereto, the lenders party thereto and Wells Fargo Foothill, Inc., as administrative agent

9.02

Amendment No. 2 to Financing Agreement dated as of April 24, 2006, among the Company, certain subsidiaries of the Company party thereto, the lenders party thereto and Ableco Finance LLC, as collateral agent and administrative agent